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                                                                    EXHIBIT 10.5
                                                                    ------------



                        PLY GEM INVESTMENT HOLDINGS, INC.

                             2004 STOCK OPTION PLAN

                       (EFFECTIVE AS OF FEBRUARY 12, 2004)

1.       PURPOSE

         The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and these employees.

         The Plan provides for granting Incentive Stock Options and Nonqualified Stock Options.

2.       DEFINITIONS

         The following definitions shall be applicable throughout the Plan.

         (a) "Affiliate" means (i) any entity that directly or indirectly is controlled by, controls, or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

         (b) "Award" means, individually or collectively, any Incentive Stock Option or Nonqualified Stock Option.

         (c)      "Board" means the Board of Directors of the Company.

         (d) "Cause" means: (i) conviction of, or entry of a pleading of guilty or no contest by, a Participant with respect to a felony or any lesser crime of which fraud or dishonesty is a material element; (ii) a Participant's willful and continued failure to perform substantially his or her duties with the Company or any of its Subsidiaries, or a failure to follow the lawful direction of the Board or any chief executive officer of the Company or any of its Subsidiaries to whom such Participant reports after the Board of Directors or such chief executive officer delivers a written demand for substantial performance, specifically identifying the manner in which the Participant has not substantially performed his material duties and the Participant neglects to cure such a failure within 30 days; (iii) a Participant's theft, fraud or embezzlement of any property or assets of the Company or any of its Affiliates or Subsidiaries, or such Participant's dishonesty against the Company or any of its Affiliates or Subsidiaries which has resulted in material damage to the Company or any of its Affiliates or Subsidiaries or (iv) a Participant's breach of any noncompetition, nonsolicitation or willful breach of any

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confidentiality requirements set forth in the Stockholder's Agreement whether or not such agreement or requirement is enforceable under applicable law.

         (e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         (f) "Committee" means the compensation committee of the Board established under the By-Laws of the Company, or if no such committee has yet been established, the Board. The Committee shall consist of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. On and after the time that the Company becomes subject to the Exchange Act, unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director; provided that the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.

         (g) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

         (h) "Company" means Ply Gem Investment Holdings, Inc., a Delaware corporation.

         (i) "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the Stock Option Agreement.

         (j) "Disability" means, with respect to any Participant, any event of disability under the disability insurance plan of the Company or any of its Affiliates or Subsidiaries covering such Participant, or if there shall be no such disability plan, then as set forth in any agreement between such Participant and the Company or any of its Affiliates or Subsidiaries, or if there shall be no such agreement, then the inability of the Participant to perform his or her duties as an employee of the Company or any of its Affiliates or Subsidiaries for at least one-hundred eighty (180) days during any consecutive 12-month period..

         (k)      "Effective Date" means February 12, 2004.

         (l) "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; PROVIDED, HOWEVER, that clause (ii) shall apply only on and after the 162(m) Effective Date and only with respect to grants of Awards with

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respect to which the Company's tax deduction could be limited by Section 162(m)
of the Code if such clause did not apply.

         (m) "Eligible Person" means any (i) individual regularly employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 hereof; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate who is entitled to participate in an "employee benefit plan" within the meaning of 17 CFR ss. 230.405 (which, as of the Effective Date, includes those who (A) are natural persons and (B) provide BONA FIDE services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value" on a given date means, except to the extent otherwise provided in a Stock Option Agreement, (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

         (p) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code.

         (q) "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option and otherwise meets the requirements set forth herein.

         (r) "162(m) Effective Date" means the first date on which Awards granted under the Plan do not qualify for an exemption from the deduction limitations of Section 162(m) of the Code on account of an exemption, or a transition or grandfather rule.

         (s)      "Option" means an award granted under Section 7.

         (t)      "Option Period" means the period described in Section 7(c).

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         (u)      "Option Price" means the exercise price for an Option as
described in Section 7(a).

         (v) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to
Section 6.

         (w) "Plan" means this Ply Gem Investment Holdings, Inc. 2004 Stock Option Plan.

         (x)      "Securities Act" means the Securities Act of 1933, as amended.

         (y) "Subsidiary" of a Person means any other Person (i) as to which such Person has the power to elect a majority of the board of directors (or other board, body or Person that serves the function of a board of directors) of such other Person or (ii) which is included as a subsidiary in the consolidated financial statements of such Person in accordance with United States generally accepted accounting principles as in effect from time to time.

         (z) "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

         (aa) "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

3.       EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

         The Plan is effective as of the Effective Date. The validity and exercisability of any and all Awards granted pursuant to the Plan on and after the 162(m) Effective Date is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 162(m) of the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

         The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

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4.       ADMINISTRATION

         The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

         (a) Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Awards;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Options, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares of Stock, other securities, other Options, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action specified under the Plan or that the Committee deems necessary or desirable for the administration of the Plan.

         (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing any and all Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder of any Award, and any shareholder.

         (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

5.       GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

         The Committee may, from time to time, grant Awards of Options to one or more Eligible Persons; PROVIDED, HOWEVER, that:

         (a) Subject to Section 9, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan is 148,050 shares;

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         (b)      Such shares shall be deemed to have been issued in payment of
Awards whether or not they are actually delivered. In the event any Award shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

         (c) Stock delivered by the Company in settlement of Awards granted under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

         (d) On and after the 162(m) Effective Date, no person may be granted Options under the Plan during any calendar year with respect to more than 15,000 shares of Stock; provided that such number shall be adjusted pursuant to Section 9 only in a manner which will not cause the Options granted under the Plan to fail to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

6.       ELIGIBILITY

         Participation shall be limited to Eligible Persons who have entered into a Stock Option Agreement or who received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.       TERMS OF OPTIONS

         The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a "parent" or "subsidiary" of the Company, as such terms are used in Section 422(a)(2) of the Code. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement. In all events, the provisions in the applicable Stock Option Agreement shall control the terms of the Option issued pursuant thereto. If there shall be a conflict between the provisions of the Plan and such Stock Option Agreement, the provisions of the Plan shall control.

         (a) OPTION PRICE. The Option Price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7(e), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Nonqualified Stock Option, the par value of a share of Stock; PROVIDED, HOWEVER, that all Options granted on and after the 162(m) Effective Date which are intended to qualify as "performance-based compensation" under
Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

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         (b)      MANNER OF EXERCISE AND FORM OF PAYMENT. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); PROVIDED, HOWEVER, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price,
(ii) if there shall be a public market for the Stock, by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002.

         (c) VESTING, OPTION PERIOD AND EXPIRATION. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); PROVIDED, HOWEVER, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Stock Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

                  (i) If prior to the end of the Option Period, the Participant's employment with the Company terminates due to a termination by the Company or any Affiliate without Cause or due to the Participant's death or Disability, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such termination. In such event, the Option shall remain exercisable by the Participant until its expiration, only to the extent the Option was vested and exercisable at the time of such termination.

                  (ii) If the Participant ceases employment or service with the Company and Affiliates for reasons other than the terminations described in clause (i) above, the Option shall expire immediately upon such cessation of employment or service.

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         (d)      STOCK OPTION AGREEMENT - OTHER TERMS AND CONDITIONS. Each
Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

                  (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

                  (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

                  (iii) Subject to Section 8(h), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

                  (iv) Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement evidencing such Option.

                  (v) Unless otherwise provided in a Stock Option Agreement, prior to the effectiveness of any Participant's exercise of an Option, such Participant must enter into the Stockholders Agreement, dated as of February __, 2004, by and among the Company, Caxton-Iseman (Ply Gem), L.P. and the other investors and individuals executing such Stockholders Agreement, as in effect from time to time.

                  (vi) Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Participant shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and any other representations deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                  (vii) Each Incentive Stock Option Agreement shall contain a provision requiring the Participant to notify the Company in writing

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         immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

         (e) INCENTIVE STOCK OPTION GRANTS TO 10% STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

         (f) $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

         (g) VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option, if any, granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.       GENERAL

         (a) ADDITIONAL PROVISIONS OF AN AWARD. Awards granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares or terminate employment, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event and provisions to comply with federal and state securities laws and

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                                                                              10


federal and state tax withholding requirements. Any such provisions shall be reflected in the Stock Option Agreement.

         (b) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

         (c) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         (d)      TAX WITHHOLDING.

                  (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                  (ii) Without limiting the generality of clause (i) above, if so provided in Stock Option Agreement, a Participant may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Participant with a Fair Market Value equal to such withholding liability (provided that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge), or by

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                                                                              11


         having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

         (e) CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

         (f) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         (g) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

         (h) FUNDING. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

         (i) NONTRANSFERABILITY. Each Award shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant

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                                                                              12


otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate.

         (j) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

         (k) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

         (l) EXPENSES. The expenses of administering the Plan shall be borne by the Company and Affiliates.

         (m) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

         (n) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

         (o) TERMINATION OF EMPLOYMENT. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

         (p) SEVERABILITY. If any provision of the Plan or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

9.       CHANGES IN CAPITAL STRUCTURE

         Awards granted under the Plan and any agreements evidencing such awards, the maximum number of shares of Stock subject to all Options stated in
Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the

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                                                                              13


number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 9 shall be made only to the extent not constituting a "modification" within the meaning of
Section 424(h)(3) of the Code, and any adjustments under this Section 9 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards granted on and after the 162(m) Effective Date which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing Awards granted under the Plan to fail to qualify as such "performance-based compensation." The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

         Notwithstanding the above, in the event of any of the following:

         A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

         B. All or substantially all of the stock or assets of the Company are acquired by another person;

         C.       The reorganization or liquidation of the Company; or

         D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards which are then exercisable based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 9 may be varied by the Committee in any particular Stock Option Agreement.

10.      NONEXCLUSIVITY OF THE PLAN

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                                                                              14


         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

11.      AMENDMENTS AND TERMINATION

         (a) AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Awards granted under the Plan on and after the 162(m) Effective Date from failing to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant or holder.

         (b) AMENDMENT OF STOCK OPTION AGREEMENTS. The Committee may, to the extent consistent with the terms of any Stock Option Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

                                      * * *

As adopted by the Board of Directors of
Ply Gem Investment Holdings, Inc. as of February 12, 2004.